Item 8: Exhibit 10.33/Non-Qualified Stock Option Agreement, dated March 26, 2001 between the Company and Mark Neuhaus

                      NON-QUALIFIED STOCK OPTION AGREEMENT


       THIS NON-QULAIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is between MARK NEUHAUS (the "GRANTEE") and TCPI, INC., a Florida Company (the "COMPANY"). Each of the Grantee and the Company are also referred to in this agreement as the "PARTIES."

       WHEREAS, the Board of Directors of the Company (the "BOARD OF DIRECTORS") has authorized the grant to the Grantee, for services to be rendered by the Grantee as a consultant to the Company pursuant to the terms of a Consulting and Marketing License Agreement (the "CONSULTING AGREEMENT") between the Company and the Grantee, of a non-qualified stock option (the "OPTION") to purchase the dollar amount of shares of the Company's common stock (the "COMMON STOCK") specified in paragraph 1 of this Agreement, at the price specified in paragraph 1 of this Agreement.

       NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties hereby agree as follows:

       1. Number of Shares; Exercise Price. Pursuant to action taken by the Board of Directors, the Company hereby grants to the Grantee, in consideration of consulting services to be performed for the benefit of the Company pursuant to the Consulting Agreement, an option ("Option") to purchase $350,000 of shares ("Option Shares") of Common Stock set forth below, at the exercise price set forth below:

       Total Dollar amount:        $350,000

       Exercise Price or Percentage per Share (in US$): 35% discount from the average closing bid price of the Company's Common Stock for the ten (10) trading days prior to the exercise date of the Option Shares.

       2. Term. The Option and this Agreement shall expire five (5) years from the date of this Agreement.

       3. Shares Subject to Exercise. The Option shall be immediately exercisable and shall remain exercisable for the entire Term specified in Paragraph 2 of this Agreement.

       4. Method and Time of Exercise. The Option may be exercised in whole or from time to time in part by written notice delivered to the Company stating the number of Option Shares with respect to which the Option is then being exercised, together with a check or wire to the Company in the amount equal to the Exercise Price multiplied by the number of Option Shares then being issued pursuant to the written notice of exercise. Not less than five thousand (5,000) Option Shares may be purchased upon exercise of the Option at any one time unless the number of Option Shares for which exercise of the Option is being made is all of the Option Shares then issuable upon exercise of the Option. Only whole shares shall be issued upon exercise of the Option.

       5. Tax Withholding. As a condition to exercise of the options Grantee shall be liable to pay to all applicable federal, state and local taxes and Grantee hereby indemnifies and holds harmless Company from all such taxes, penalties and interest arising from Grantee failing to pay such taxes.

       6. Exercise Following Termination of Consulting Agreement. The Option shall not terminate as a result of the termination of Grantee's services as a consultant to the Company pursuant to the Consulting Agreement.

       7. Transferability. The Option and this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and with consent of the Company.

       8. Grantee Not a Shareholder. The Grantee shall have no rights as a shareholder with respect to the Option Shares issued from time to time upon exercise of the Option until the earlier of: (1) the date of issuance of a stock certificate or stock certificates to the Grantee applicable to the Option Shares then issuable to the Grantee upon exercise of the Option and (2) the date on which the Grantee or his nominee is recorded as owner of such Option Shares on the Company's stock ledger by the Company's registrar and transfer agent, which may be the Company.

Except as set forth in paragraph 13 of this Agreement, no adjustment will be made for dividends or other rights for which the record date is prior to the earlier of the events described in clauses (1) and (2) of this paragraph.

       9. Registration Rights. Upon signing this Agreement, the Company shall immediately, at the Company's expense, use its best efforts to file with the Securities and Exchange Commission ("SEC"), a registration statement ("REGISTRATION STATEMENT") on Form S-8 or other comparable form, or if such form is not then available, such other form of registration statement then available, in such form as to comply with applicable federal laws for the purpose of registering or qualifying the Option Shares for public resale by the Grantee subject to the ability of the Company to register or qualify the Option Shares under applicable law.

       10. Restrictions on Transfer Legend Shares. The Grantee represents and agrees that, upon the Grantee's exercise of the Option in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Option Shares, the Grantee will acquire the Option Shares for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise hereof, the Grantee will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance.

       11. Shares Qualified for Listing. Company represents that its Common Stock is qualified for trading or quotation on a nationally recognized securities exchange or stock quotation system, including without limitation the NASDAQ Bulletin Board.

       12. Notices. All notices to the Company shall be addressed to the Company at the principal office of the Company at the address and facsimile number set forth on the signature page of this Agreement, and all notices to the Grantee shall be addressed to the Grantee at the address and facsimile number of the Grantee set forth on the signature page of this Agreement or, if different, the last address and facsimile number of file with the Company, or to such other address and facsimile number as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepared and followed by facsimile to the addressee. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to the Grantee or to the Company (as the case may be) by nationally recognized courier or overnight delivery service.

       13. Adjustments. If there is any change in the capitalization of the Company after the date of this Agreement affecting in any manner the number of kind of outstanding share of Common Stock of the Company, whether by stock dividend, stock split, reclassification or recapitalization of such stock, or because the Company has merged or consolidated with one or more other corporations (and provided the Option does not thereby terminate pursuant to paragraph 14 of this Agreement), then the number and kind of shares then subject to the Option and the exercise price to be paid for the Option Shares shall be appropriately adjusted by the Board of Directors; PROVIDED HOWEVER, that in no event shall adjustment result in the Company being required to sell or issue any fractional shares. Any such adjustment shall be made without change in the aggregate exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the exercise price of each Option Share or other unit of security then covered by the Option and this Agreement.

       14. Cessation of Corporate Existence. Notwithstanding any other provision of this Agreement, in the event of the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all the assets of the Company or of more than fifty percent (50%) of the then outstanding stock of the Company to another corporation or other entity in a single transaction, the Option granted hereunder shall terminate, PROVIDED HOWEVER, that not later than five (5) days before the effective date of such merger or consolidation or sale of assets in which the Company is not the surviving corporation, the surviving corporation may, but shall not be so obligated to, tender to the Grantee an option to purchase a number of shares of capital stock of the surviving corporation equal to the number of Option Shares then issuable upon exercise of the Option, and such new option or options for shares of the surviving corporation shall contain such terms, conditions and provisions as shall be required substantially to preserve the rights and benefits of the Options and this Agreement.

       15. Risk of Investment. The Grantee hereby acknowledges that he is aware of the HIGH DEGREE OF RISK of the securities underlying this Option Grant. Grantee acknowledges that he has performed a due diligence investigation with respect the securities underlying this Option Grant and has sought accounting, legal and tax advice, which the Grantee deems appropriate. Company directs the attention of Optionee to the fact that the Company is furnishing together with this Non-qualified Stock Option Agreement the following documents (a) Preliminary Proxy statement filed with the Securities Exchange Commission on March 9, 2001, (b) Prospectus dated

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

December 12, 2000 and supplement thereto dated December 20, 2000, (c) Form 10-Q for the quarterly period ended September 30, 2000 and (d) Form 10-K Annual Report for the fiscal year ended December 31, 1999. Grantee acknowledges that more current information is available through the Securities and Exchange Commission EDGAR reporting system. The purpose of the above mentioned documents is to furnish Grantee with information concerning the business and risk factors relating to the Company.

       16.      Miscellaneous.
                -------------

                (a) Entire Agreement. This Agreement and the Consulting Agreement contain the entire agreement between the Parties, and may not be waived, amended, modified or supplemented except by agreement in writing signed by the Party against whom enforcement of any waiver, amendment, modification or supplement is sought. Waiver of or failure to exercise any rights provided by this Agreement and the Consulting Agreement in any respect shall not be deemed a waiver of any further or future rights.

                (b) Governing Law. This Agreement shall be construed under the internal laws of the State of New York, and the Parties agree that the exclusive jurisdiction for any litigation or arbitration arising from this Agreement shall be in New York City, New York.

                (c) Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which when taken together shall constitute one agreement.

                (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

       IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth below.

Date:  March 26, 2001                  OPTIONEE:

                                       /s/ Mark Neuhaus
                                       -------------------------
                                       Mark Neuhaus
                                       Social Security Number: XXX-XX-XXX

                                       Address for Notices:

                                       P.O. Box 5629
                                       -------------------------
                                       Ketchun, ID 83340
                                       -------------------------

                                       -------------------------


                                       TCPI, INC.


                                       By: /s/ Elliott Block, Ph.D.
                                           ----------------------------
                                           Elliott Block, Ph.D.
                                           President and Chief Executive Officer


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